Supplement dated March 8, 2019
to the Statement of Additional Information (SAI), dated March 1, 2019, for the following funds (the Funds):
Fund
Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Columbia Funds Series Trust II
Columbia Minnesota Tax-Exempt Fund
Effective May 14, 2019 (the Effective Date), the names of the Funds listed below will change as indicated in the table below. Accordingly, on the Effective Date, all references to current names in the SAI will be deleted and replaced with the new names.
Current Fund Names	New Fund Names Effective May 14, 2019
Columbia AMT-Free California Intermediate Muni Bond Fund	Columbia California Intermediate Municipal Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Effective immediately, the subsections beginning from “Taxation – Special Tax Considerations Pertaining to State Tax-Exempt Funds” through “Taxation – Minnesota Tax-Exempt Fund” are hereby superseded and replaced with the information in this Supplement.
Special Tax Considerations Pertaining to State Tax-Exempt Funds
The following summaries of certain tax considerations relating to the state tax-exempt funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state tax-exempt fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state tax-exempt fund.
Tax Considerations of Modifications to the State Municipal Bond Funds with respect to AMT
On December 22, 2017, H.R. 1, informally titled the Tax Cuts and Jobs Act (the “TCJA”), was enacted. The TCJA made major changes to the Internal Revenue Code of 1986, as amended (the “Code”), including changes to the alternative minimum tax (the “AMT”) under Section 55 of the Code and certain other related sections of the Code. Pursuant to the TCJA, the AMT no longer applies to corporate taxpayers, but applies only to taxpayers other than corporations. For taxpayers that are individuals, the TCJA temporarily (i) increases the “exemption amount,” as defined in Section 55(d)(1) of the Code (the “Exemption Amount”); and (ii) increases the income thresholds where the Exemption Amount begins to be reduced under Section 55(d)(2) of the Code (the “Phase-Out Amount”). Both of these changes mean that fewer taxpayers that are individuals will be subject to the AMT for taxable years beginning after 2017 and before 2026. The TCJA does not increase the Exemption Amount or the Phase-Out Amount for estates or trusts.
Each of the MN Tax-Exempt Fund and, effective on or around May 14, 2019, the other State Municipal Bond Funds may invest up to 20% of its net assets in securities whose income is subject to the federal AMT. Many aspects of the TCJA remain uncertain, and additional administrative guidance will be required in order to fully evaluate the effect of many provisions. The effect of any technical corrections with respect to the TCJA could have an adverse effect on municipal bond funds and investors in such funds. Furthermore, certain states impose an alternative minimum tax at the state level that is not affected by the TCJA, as discussed below with respect to California, Virginia, and Minnesota.
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AMT-Free California Intermediate Muni Bond Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company should be qualified to make distributions that are exempt from California state individual income tax (California Exempt-interest Distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Territory obligations. The AMT-Free California Intermediate Muni Bond Fund intends to qualify under the above requirements so that it can pay California Exempt-interest Distributions.
Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California Exempt-interest Distributions paid by the Fund with respect to any taxable year generally cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be disallowed as deductions under California state individual income tax law or federal income tax law as either expenses related to tax exempt income or amortizable bond premium.
Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the AMT-Free California Intermediate Muni Bond Fund is generally not deductible for California state individual income tax purposes if the Fund distributes California Exempt-interest Distributions during the shareholder’s taxable year.
The portion of any of the Fund’s distributions constituting California Exempt-interest Distributions should be excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.
With respect to California’s alternative minimum tax (the “CA AMT”), the CA AMT does not conform to the TCJA changes to federal AMT. California continues to impose an alternative minimum tax on corporations. Furthermore, for taxpayers that are individuals, California’s exemption amounts and phase-out amounts are not impacted by the changes in the TCJA discussed above in the section “Tax Considerations of Modifications to the Intermediate Municipal Bond Funds with respect to AMT.” Therefore, the decision to allow the AMT-Free California Intermediate Muni Bond Fund to invest up to 20% of net assets in securities whose income is subject to the federal AMT may increase certain investors’ exposure to CA AMT. Accordingly, potential investors in the Fund should consult their own tax advisors with respect to the application of the CA AMT to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.
AMT-Free Georgia Intermediate Muni Bond Fund. The portion of the AMT-Free Georgia Intermediate Muni Bond Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from obligations issued by the U.S. Government or an authority, commission, possession, or territory thereof should be exempt from Georgia individual and corporate income taxes. There is generally no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations should be subject to the State of Georgia income tax, which generally follows the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds generally will be subject to Georgia income tax.
AMT-Free Maryland Intermediate Muni Bond Fund. The portion of the AMT-Free Maryland Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the U.S. Government or an authority, commission, possession, or territory thereof and distributions attributable to gains from the disposition of the foregoing debt obligations should be exempt from Maryland individual and corporate income taxes; any other Fund distributions should be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the AMT-Free Maryland Intermediate Muni Bond Fund’s distributions that generally constitutes income exempt from Maryland income taxes. Maryland generally includes in Maryland taxable income a portion of certain items of tax preference as defined in the Maryland Code, Tax-General, Section 10-222. Interest paid on certain private activity bonds generally constitutes such a tax preference if the bonds are not tax-exempt obligations of the state of Maryland, a political subdivision or authority of the state of Maryland, or of any other entity authorized under Maryland law to issue obligations the interest on which is generally excluded from gross income under Section 103 of the Code. Accordingly, up to 50% of any distributions from the AMT-Free Maryland Intermediate Muni Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the AMT-Free Maryland Intermediate Muni Bond Fund will not be subject to the Maryland personal property tax.
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AMT-Free North Carolina Intermediate Muni Bond Fund. The portion of the AMT-Free North Carolina Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions should be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the AMT-Free North Carolina Intermediate Muni Bond Fund may be able to deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.
AMT-Free South Carolina Intermediate Muni Bond Fund. The portion of the AMT-Free South Carolina Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States should be exempt from South Carolina individual and corporate income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.
Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are generally entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction should be applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.
AMT-Free Virginia Intermediate Muni Bond Fund. The portion of the AMT-Free Virginia Intermediate Muni Bond Fund’s distributions attributable to interest on (i) obligations of Virginia or any political subdivisions or instrumentality of Virginia, and (ii) obligations of the United States and any authority, or commission of the United States, that are, in each case, backed by the full faith and credit of the borrowing government, should be exempt from Virginia individual and corporate income tax. Furthermore, any of the AMT-Free Virginia Intermediate Muni Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.
Generally, Virginia does not impose an alternative minimum tax, but some industries are subject to a Virginia alternative minimum tax (the “VA AMT”). The VA AMT applies to certain electric suppliers and certain telecommunication companies. The VA AMT does not conform to the TCJA changes to federal AMT. Accordingly, potential investors in the Fund that could be exposed to the VA AMT should consult their own tax advisors with respect to the application of the VA AMT to the receipt of the Fund’s distributions and as to their own Virginia state tax situation, in general.
Minnesota Tax-Exempt Fund. The portion of the Minnesota Tax-Exempt Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of Minnesota, its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities should be exempt from Minnesota personal income tax for shareholders of the Fund who are individuals, estates or trusts so long as the portion of the exempt-interest distributions from Minnesota that are paid equals or exceeds 95% of all exempt-interest dividends paid by the Fund. In addition, distributions with respect to interest derived from obligations of any authority, or commission of the United States should not be subject to the Minnesota personal income tax for shareholders who are individuals, estates or trusts. Distributions of income not attributable to distributions described in the preceding two sentences or capital gains may be subject to Minnesota personal income taxes. In addition, distributions to a corporation will generally be subject to the Minnesota income tax.
With respect to Minnesota’s alternative minimum tax (the “MN AMT”), the MN AMT does not conform to the TCJA changes to federal AMT. Minnesota continues to impose an alternative minimum tax on corporations. Furthermore, for taxpayers that are individuals, Minnesota’s exemption amounts and phase-out amounts are not impacted by the changes in the TCJA discussed above in the section “Tax Considerations of Modifications to the Intermediate Municipal Bond Funds with respect to AMT.”
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_030_(03/19)
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